UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2020

NEUROCRINE BIOSCIENCES, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	0-22705	33-0525145
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12780 El Camino Real, San Diego, California		92130
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (858) 617-7600

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	NBIX	Nasdaq Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As discussed below in Item 5.07, the Company held its 2020 Annual Meeting of Stockholders (the “Annual Meeting”) at which the Company’s stockholders approved the Company’s 2020 Equity Incentive Plan (the “2020 Plan”). A summary of the material terms of the 2020 Plan is set forth in the Company’s definitive proxy statement for the Annual Meeting, which was filed with the Securities and Exchange Commission on April 9, 2020, and is incorporated by reference herein.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 19, 2020, the Company held its Annual Meeting. As of the close of business on March 23, 2020, the record date for the Annual Meeting, there were 92,779,393 shares of common stock entitled to vote, of which there were 85,349,516 shares present at the Annual Meeting in person or by proxy. At the Annual Meeting, stockholders voted on four matters: (i) the election of two Class III Directors for a term of three years expiring at the 2023 Annual Meeting of Stockholders, (ii) an advisory vote on the compensation paid to the Company’s named executive officers, (iii) the approval of the 2020 Plan, and (iv) the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020. The voting results were as follows:

•	Election of two Class III Directors for a term of three years expiring at the 2023 Annual Meeting of Stockholders.

Kevin C. Gorman, Ph. D.	For	77,979,322	Withheld	631,569
Gary A. Lyons	For	68,896,626	Withheld	9,714,265

The two nominees for Class III Director were elected. The Class I Directors, George J. Morrow, William H. Rastetter, Ph.D., and Leslie V. Norwalk will continue in office until the 2021 Annual Meeting of Stockholders, or until their earlier death, resignation or removal. The Class II Directors, Richard F. Pops, Shalini Sharp and Stephen A. Sherwin, M.D., will continue in office until 2022 Annual Meeting of Stockhodlers or until their earlier death, resignation or removal.

•	An advisory vote on the compensation paid to the Company’s named executive officers.

Shares Voted:	For	76,616,587	Against	1,911,017	Abstain	83,287
Percent of Voted:	For	97.46%	Against	2.43%

There were 6,738,625 broker non-votes for this proposal.

The compensation of the Company’s named executive officers, as disclosed in the Proxy Statement, was approved on an advisory basis.

•	Approval of the 2020 Plan.

Shares Voted:	For	75,674,252	Against	2,895,465	Abstain	41,174
Percent of Voted:	For	96.26%	Against	3.68%

There were 6,738,625 broker non-votes for this proposal.

The 2020 Plan was approved.

•	Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.

Shares Voted:	For	83,368,280	Against	1,926,999	Abstain	54,237
Percent of Voted:	For	97.67%	Against	2.25%

The appointment of Ernst & Young LLP was ratified.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NEUROCRINE BIOSCIENCES, INC.

Date: May 21, 2020	/s/ Darin M. Lippoldt
Darin M. Lippoldt
Chief Legal Officer